AVNET, INC.
LIMITED POWER OF ATTORNEY
FOR SECTION 16 REPORTING OBLIGATIONS

Know all by these presents
that the undersigned hereby
makes, constitutes and appoints
each of Michael O?Neill, Harvey
Woodford and Joy Newborg, each
acting individually, as the
undersigned?s true and lawful
attorney-in-fact, with full
power and authority as
hereinafter described on
behalf of and in the name,
place and stead of the
undersigned to:
(1)	prepare and
execute Forms 3, 4 and 5
(including any amendments
thereto) with respect to
the common stock of Avnet,
Inc., a New York corporation
(the ?Company?), and to file
the same with the United
States Securities and Exchange
Commission, any national
securities exchanges and the
Company, as considered
necessary or advisable under
Section 16(a) of the Securities
Exchange Act of 1934 and the
rules and regulations promulgated
thereunder, as amended from time
to time (the ?Exchange Act?) and
the Sarbanes-Oxley Act of 2002;
(2)	seek or obtain, as the
undersigned?s representative
and on the undersigned?s behalf,
information on transactions in
the Company?s common stock from
any third party, including brokers,
employee benefit
plan administrators and trustees,
and the undersigned hereby authorizes
any such person to release any
such information to the undersigned
and approves and ratifies any such
release of information; and
(3)	perform any and all other
acts (including, but not limited to,
the filing of Form ID to obtain EDGAR
Access Codes) which in the discretion
of such attorney-in-fact are necessary
or desirable for and on behalf of the
undersigned in connection with the
foregoing. The undersigned acknowledges
that:
(a) any documents prepared and/or
executed by any of such attorneys-in-fact on behalf of the undersigned pursuant to this power of attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;
(b) this power of attorney authorizes,
but does not require, each such
attorney-in-fact to act in his or her
discretion on information provided
to such attorney-in-fact without
independent verification of such
information;
(c) neither the Company nor any of
such attorneys-in-fact assumes
(i) any liability for the
undersigned?s responsibility to
comply with the requirements of
the Exchange Act, (ii) any
liability of the undersigned for
any failure to comply with such
requirements, or (iii) any
obligation or liability of the
undersigned for profit
disgorgement under Section 16(b)
of the Exchange Act; and
(d) this power of attorney does
not relieve the undersigned from
responsibility for compliance with
the undersigned?s obligations under
the Exchange Act, including without
limitation the reporting requirements
under Section 16(a) of the Exchange Act.
The undersigned hereby gives and grants
each of the foregoing attorneys-in-fact
full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that each such attorney-in-fact of, for and on behalf of the undersigned shall lawfully do or cause to be done by virtue of this power of attorney.
This power of attorney shall remain in
full force and effect until revoked by
the undersigned in a signed writing
delivered to the Corporate Secretary of
the Company.
IN WITNESS WHEREOF, the undersigned has
caused this power of attorney to be
executed as of this 22nd day of October, 2018.

	/s/ Brenda L. Freeman
	Signature

	Brenda L. Freeman
	Print Full Legal Name